Impairment tests	12 Months Ended
Dec. 31, 2023
Text block1 [abstract]
Impairment tests

Note 6. Impairment tests

Accounting policy

Amortizable intangible assets, depreciable tangible assets and right-of-use are tested for impairment when there is an indicator of impairment. Impairment tests involve comparing the carrying amount of cash-generating units with their recoverable amount. The recoverable amount of an asset is the higher of (i) its fair value less costs to sell and (ii) its value in use. If the recoverable amount of any asset is below its carrying amount, an impairment loss is recognized to reduce the carrying amount to the recoverable amount.

Results of impairment test

No indicator of impairment has been identified for any amortizable intangible assets, depreciable tangible assets or right-of-use assets in either of the CGUs for the years ended December 31, 2023 or 2022.

As a result of management's decision not to use the full capacity of the manufacturing space in our Raleigh leased facilities in the near future, an impairment test was conducted on the portion of the right-of-use asset allocable to the unused space, in accordance with IAS 36 requirements. In view of the recoverable amount of the asset based on its estimated fair value less costs of disposal, this impairment test resulted in an impairment expense of $0.5m recognized against the right-of-use asset for the year ended December 31, 2023, recorded as depreciation expense of the period.